Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 10

This AMENDMENT NO. 10 (this “Amendment No. 10”) is dated as of February 23, 2018, by and among Infor, Inc., a Delaware corporation (“Holdco”), Infor (US), Inc., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower identified as “Subsidiary Loan Parties” on the signature pages hereto (the “Subsidiary Loan Parties” and, together with Holdco, the “Guarantors”), the Amendment No. 10 Consenting Revolving Lenders (as defined below), the Amendment No. 7 Required Revolving Lenders and Bank of America, N.A., as the administrative agent (in such capacity, the “Administrative Agent”), the Collateral Agent, the Issuing Bank, and the Swingline Lender, amends that certain Credit Agreement, dated as of April 5, 2012 (as amended, supplemented or otherwise modified from time to time, including pursuant to Refinancing Amendment No. 1, dated as of September 27, 2012, Amendment No. 2, dated as of June 3, 2013, Amendment No. 3 to Credit Agreement, dated as of October 9, 2013, Amendment No. 4, dated as of January 2, 2014, Amendment No. 5, dated as of January 31, 2014, Amendment No. 6, dated as of April 22, 2014, Amendment No. 7, dated as of August 15, 2016, Amendment No. 8, dated as of February 6, 2017, and Amendment No. 9, dated as of November 22, 2017, the “Credit Agreement”), entered into among the Borrower, Holdco, the Lenders from time to time party thereto, the Administrative Agent and the other agents and arrangers named therein.

W I T N E S S E T H:

WHEREAS, the Borrower has requested to (i) pursuant to Section 2.24 of the Credit Agreement, effectuate an extension of the Amendment No. 7 Extended Revolving Commitments (the “2018 Revolver Extension”) by making an Extension Offer to extend the termination date of the Amendment No. 7 Extended Revolving Commitments existing immediately prior to the occurrence of the Amendment No. 10 Effective Date (as defined below) (collectively, the “Existing Revolving Commitments” and all the Revolving Loans thereunder, the “Existing Revolving Loans”) and (ii) make certain amendments and other modifications to the Credit Agreement that shall be effective as to the Amendment No. 10 Consenting Revolving Lenders in connection with the 2018 Revolver Extension (collectively, as set forth in Section 2 hereof, the “2018 Revolver Extension Amendments”);

WHEREAS, the Borrower has requested to, pursuant to Section 9.02(b)(viii) of the Credit Agreement, make certain additional amendments and other modifications to the Credit Agreement to certain provisions in the Credit Agreement that are subject to the consent of the Amendment No. 7 Required Revolving Lenders (collectively, as set forth in Section 3 hereof, the “Applicable Required Revolving Lenders RP Consent Amendments” and, together with the 2018 Revolver Extension Amendments, the “Amendments”);

WHEREAS, the Amendments shall become effective on the Amendment No. 10 Effective Date (as defined below);

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, the parties hereto agree as follows:

Section 1.    Definitions. Each capitalized term used herein and not otherwise defined in this Amendment No. 10 shall be defined in accordance with the Credit Agreement.

Section 2.    2018 Revolver Extension Amendments to Credit Agreement. Effective as of the Amendment No. 10 Effective Date (as defined in Section 5 hereof), the Credit Agreement is hereby amended as follows:

2.1    Section 1.01 of the Credit Agreement is amended to add the following new defined terms in the appropriate alphabetical order:

““Amendment No. 10” means that certain Amendment No. 10 to Credit Agreement, dated as of the Amendment No. 10 Effective Date, among Holdco, the Borrower, the Subsidiary Loan Parties, the Amendment No. 10 Consenting Revolving Lenders, the Administrative Agent, the Collateral Agent, the Issuing Bank and the Swingline Lender.

“Amendment No. 10 Consenting Revolving Lender” means each Revolving Lender that has executed Amendment No. 10 on or prior to the Amendment No. 10 Effective Date. For the avoidance of doubt, the Amendment No. 10 Consenting Revolving Lenders constitute Extended Revolving Loan Lenders and Revolving Lenders.

“Amendment No. 10 Effective Date” means February 23, 2018.

“Amendment No. 10 Extended Revolving Commitments” means, as to each Revolving Lender that is an Amendment No. 10 Consenting Revolving Lender, the Amendment No. 7 Extended Revolving Commitments of such Amendment No. 10 Consenting Revolving Lender immediately prior to the occurrence of the Amendment No. 10 Effective Date. For the avoidance of doubt (i) the Amendment No. 10 Extended Revolving Commitments constitute Extended Revolving Commitments and Revolving Commitments and (ii) the Amendment No. 10 Extended Revolving Commitments shall constitute a separate “Class”. References to the “Amendment No. 10 Extended Revolving Commitments” shall mean the Amendment No. 10 Extended Revolving Commitment of each Lender taken together. The initial aggregate principal amount of the Lenders’ Amendment No. 10 Extended Revolving Commitments on the Amendment No. 10 Effective Date is $120,000,000 and the aggregate principal amount of the Amendment No. 7 Extended Revolving Commitments as of the Amendment No. 10 Effective Date is $0. The amount of each Lender’s Amendment No. 10 Extended Revolving Commitment as of the Amendment No. 10 Effective Date is as set forth in Schedule I to Amendment No. 10.

“Amendment No. 10 Extended Revolving Loans” means the Extended Revolving Loans established pursuant to Amendment No. 10. For the avoidance of doubt, the Amendment No. 10 Extended Revolving Loans (and any Swingline Loans in which any Amendment No. 10 Consenting Revolving holds a risk participation (funded or unfunded)) constitute Extended Revolving Loans, and the Amendment No. 10 Extended Revolving Loans (other than Swingline Loans) constitute Revolving Loans and any Swingline Loans in which an Amendment No. 10 Consenting Revolving Lender hold a participation (funded or unfunded) shall constitute Swingline Loans.

“Amendment No. 10 LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit in which Amendment No. 10 Consenting Revolving Lenders hold risk participations (funded or unfunded) denominated in Dollars at such time, (b) the Dollar Equivalent of the aggregate undrawn amount of all outstanding Letters of Credit in which Amendment No. 10 Consenting Revolving Lenders hold risk participations (funded or unfunded) denominated in Euros or other Alternative Currency at such time, (c) the aggregate amount of all LC Disbursements made in respect of Letters of Credit in which Amendment No. 10 Consenting Revolving Lenders hold risk participations (funded or unfunded) made in Dollars that have not yet been reimbursed by or on behalf of the Borrower at such time and (d) the Dollar Equivalent of the aggregate amount of all LC Disbursements made in respect of Letters of Credit in which Amendment No. 10 Consenting Revolving Lenders hold risk participations (funded or unfunded) made in Euros or other Alternative Currency that have not yet been reimbursed by or on behalf of the Borrower at such time.

“Amendment No. 10 Required Revolving Lenders” means, at any time, Amendment No. 10 Consenting Revolving Lenders (other than Defaulting Lenders) having Amendment No. 10 Revolving Exposures and unused Amendment No. 10 Extended Revolving Commitments (other than Swingline Commitments) representing more than 50% of the Amendment No. 10 Revolving Exposure and unused Amendment No. 10 Extended Revolving Commitments (other than Swingline Commitments) at such time (calculated, in each case, using the Exchange Rate in effect on the applicable date of determination). No Defaulting Lender shall be included in the calculation of Amendment No. 10 Required Revolving Lenders.

“Amendment No. 10 Revolving Exposure” means, at any time, the sum of (a) the aggregate principal amount of the Amendment No. 10 Extended Revolving Loans denominated in Dollars outstanding at such time, (b) the Dollar Equivalent of the aggregate principal amount of the Amendment No. 10 Extended Revolving Loans denominated in Euros or other Alternative Currency outstanding at such time, (c) the Amendment No. 10 LC Exposure at such time and (d) the Amendment No. 10 Swingline Exposure at such time.

“Amendment No. 10 Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans in which the Amendment No. 10 Consenting Revolving Lenders hold a risk participation (funded or unfunded) in at such time.”

2.2    The definition of “Revolving Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

‘“Revolving Maturity Date” means (i) with respect to the Initial Revolving Commitments, the fifth anniversary of the Closing Date, (ii) with respect to the Amendment No. 7 Extended Revolving Commitments, the seventh anniversary of the Closing Date, (iii) with respect to the Amendment No. 10 Extended Revolving Commitments, February 1, 2022, in each case with respect to clauses (i), (ii) and (iii), if such date is not a Business Day, the next preceding Business Day and (iv) with respect to any other specific Revolving Commitment, as the maturity of such Revolving Commitment shall have been extended by the holder thereof in accordance with the terms hereof.”’

2.3    Section 2.02(a) of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following sentence:

“For the avoidance of doubt, after the Amendment No. 10 Effective Date, all Borrowings under the Revolving Commitments shall be made on a ratable basis among the Amendment No. 10 Extended Revolving Commitments.”

2.4    Section 2.04(c)(iv) of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following sentence:

“For the avoidance of doubt, Swingline Loans shall be participated in on a ratable basis by Lenders holding Amendment No. 10 Extended Revolving Commitments.”

2.5    Section 2.05(d) of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following sentence:

“For the avoidance of doubt, Letters of Credit shall be participated in on a ratable basis by Lenders holding Amendment No. 10 Extended Revolving Commitments.”

2.6    Section 2.08(b) of the Credit Agreement is hereby amended by deleting the last sentence thereof.

2.7    Section 2.11(b) of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following sentence:

“For the avoidance of doubt, prior to the Revolving Maturity Date for the Amendment No. 10 Extended Revolving Commitments, all prepayments pursuant to this Section 2.11(b) of any Revolving Loans shall be made on a ratable basis among the Amendment No. 10 Extended Revolving Loans.”

2.8    Section 2.12(a) of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following sentence:

“For the avoidance of doubt, prior to the Revolving Maturity Date for the Amendment No. 10 Extended Revolving Commitments, all payments of such commitment fees shall be made on a ratable basis among the Lenders holding the Commitments and the Amendment No. 10 Extended Revolving Loans.”

2.9    Section 2.13(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(f) For the avoidance of doubt, prior to the Revolving Maturity Date for the Amendment No. 10 Extended Revolving Commitments, all payments of interest shall be made on a ratable basis among the Lenders holding Amendment No. 10 Extended Revolving Commitments.”

2.10    Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Except with the consent of the Required Revolving Lenders, Holdco will not permit the Total Leverage Ratio (calculated as of the last day of the most recent fiscal quarter of Holdco for which financial statements were required to have been furnished to the Administrative Agent pursuant to Section 5.01), to exceed the ratio set forth below opposite the period during which such last day occurs:

Date of Fiscal Quarter End	Ratio
Other Amendments Effective Date – October 30, 2017	9.50 to 1.00
October 31, 2017 - July 30, 2018	9.00 to 1.00
July 31, 2018 and thereafter	8.50 to 1.00

; provided that the provisions of this Section 6.12 shall not be applicable to any such fiscal quarter if on the last day of such fiscal quarter the aggregate principal amount of Revolving Loans, Swing Line Loans and/or Letters of Credit (excluding (i) undrawn Letters of Credit in an aggregate amount up to $15,000,000 and (ii) Letters of Credit which have been Cash Collateralized or otherwise back-stopped on terms reasonably satisfactory to the applicable Issuing Bank) that are issued and/or outstanding is equal to $0.”

Section 3.    Applicable Required Revolving Lenders RP Consent Amendments to Credit Agreement. Effective as of the Amendment No. 10 Effective Date, the Amendment No. 7 Required Revolving Lenders consent to further amend the Credit Agreement as follows (for the avoidance of doubt, such written consent shall constitute the Applicable Required Revolving Lenders RP Consent (as defined in the Credit Agreement)):

3.1    The definition of “Amendment No. 7 Extension Period” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

““Amendment No. 7 Extension Period” means the period commencing on the Other Amendments Effective Date, and ending as of such date as (i) the aggregate Amendment No. 7 Extended Revolving Commitments are decreased/reduced to zero or are otherwise terminated, (ii) the outstanding principal amount of Amendment No. 7 Extended Revolving Loans is zero, and (iii) all Letters of Credit have been cancelled, Cash Collateralized or otherwise backstopped on terms reasonably satisfactory to the applicable Issuing Bank (including by “grandfathering” on terms reasonably acceptable to the Issuing Bank of the applicable Letters of Credit into a future credit facility). For the avoidance of doubt, the Amendment No. 7 Extension Period ended as of the Amendment No. 10 Effective Date.”

3.2    The definition of “Amendment No. 7 Extended Revolving Commitment Provisions” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

““Amendment No. 7 Extended Revolving Commitment Provisions” means with respect to each of the provisions in the Credit Agreement amended pursuant to Section 3.2, 3.5, 3.6 or 3.7 of Amendment No. 7, such terms, conditions or restrictions effected pursuant to such Section 3.2, 3.5, 3.6 or 3.7, as applicable, that are in addition to terms, conditions and restrictions of such provisions that were in effect under the Loan Documents immediately prior to the Amendment No. 7 Effective Date and which need the consent of the Amendment No. 7 Required Revolving Lenders to waive; provided that for the avoidance of doubt, no term, condition or restriction of any such provision that was in effect immediately prior to the Amendment No. 7 Effective Date shall constitute an Amendment No. 7 Extended Revolving Commitment Provision. For the avoidance of doubt, the Amendment No. 7 Required Revolving Lenders have waived the Amendment No. 7 Extended Revolving Commitment Provisions pursuant to Amendment No. 10 on the Amendment No. 10 Effective Date.”

3.3    The definition of “Applicable Required Revolving Lenders RP Consent” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

““Applicable Required Revolving Lenders RP Consent” has the meaning specified in Section 6.08(a)(xxiii).”

3.4    Clause (j) in the definition of “Available Amount” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(j) the Holdco Notes Interest Payments; minus; and”

3.5    The definition of “Additional Term Notes” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the following parenthetical at the end of such definition:

“(provided that, solely during the Amendment No. 7 Extension Period, Additional Term Notes may be issued or incurred only if the Amendment No. 7 Required Revolving Lenders have consented thereto in writing, provided however, no such Amendment No. 7 Required Revolving Lender consent shall be required if such First Lien Leverage Ratio (as calculated in conformity with the immediately preceding parenthetical phrase) on a Pro Forma Basis is not greater than 3.50:1.00 as of such Applicable Date of Determination)”.

3.6    The definition of “Holdco Notes Interest Payments” appearing in Section 1.01 of the Credit Agreement is is amended and restated in its entirety as follows:

““Holdco Notes Interest Payments” means Restricted Payments made pursuant to clause (a) or (b) of the definition of Available Amount since the Amendment No. 8 Effective Date in an aggregate principal amount not to exceed the then accrued and unpaid cash interest paid on the Holdco Notes so long as such Restricted Payments shall have been applied to service such accrued and unpaid cash interest payable under the Holdco Notes.”

3.7    Section 2.20(a)(ii) of the Credit Agreement is hereby amended to delete the following parenthetical:

“(provided that, solely during the Amendment No. 7 Extension Period, the Amendment No. 7 Required Revolving Lenders have consented to the incurrence of such Incremental Facility in writing, provided, however, no such Amendment No. 7 Required Revolving Lenders consent shall be required if such First Lien Leverage Ratio (without giving effect to any proceeds of the Incremental Facility for purposes of calculating the First Lien Leverage Ratio and assuming the amount of such Incremental Revolving Facility (if any) is fully drawn) computed on a Pro Forma Basis is not greater than 3.50:1.00 as of the Applicable Date of Determination)”

3.8    Section 2.20(a)(ii) of the Credit Agreement is further hereby amended to delete the following proviso:

“provided that, notwithstanding anything contained herein, solely during the Amendment No. 7 Extension Period, the Borrower shall not be permitted to incur Unrestricted Incremental First-Lien Indebtedness, unless the Amendment No. 7 Required Revolving Lenders otherwise consent in writing”

3.9    Section 6.01(xxx) of the Credit Agreement is hereby amended to delete the following immediately after the words “Unrestricted Additional Term Notes”:

“(provided, solely during the Amendment No. 7 Extension Period, the Amendment No. 7 Required Revolving Lenders consent in writing to allow the incurrence thereof)”.

3.10    Section 6.08(xx) of the Credit Agreement is hereby amended to delete the following immediately after the words “equal to 4.25:1.00”:

“provided, further that, solely during the Amendment No. 7 Extension Period, Holdco and the Restricted Subsidiaries may make any Restricted Payments funded with amounts pursuant to clause (a) or (b) of the definition of Available Amount otherwise in accordance with this Section 6.08(a)(xx) (including without limitation subject to the immediately preceding proviso) only with the consent of the Amendment No. 7 Required Revolving Lenders, provided, however, that, Holdco and the Restricted Subsidiaries may make any Restricted Payments using the amounts pursuant to clause (a) or (b) of the definition of Available Amount without such Amendment No. 7 Required Revolving Lender consent for (i) Restricted Payments made to allow any Parent Entity (or, after an IPO, the Public Company), Holdco, or any Restricted Subsidiary to purchase Holdco’s, such Parent Entity’s (or, after an IPO, the Public Company’s) preferred stock, common stock, restricted stock or common stock options (or limited partnership units or other similar forms of Equity Interests) from current and/or former employees (or their estates, descendants, family, spouses or former spouses) in an aggregate amount not to exceed, for all Restricted Payments made pursuant to this clause (i), $30,000,000 per fiscal year and (ii) Restricted Payments in an aggregate principal amount not to exceed the then accrued and unpaid cash interest (but not default interest) payable (but not in excess of the amount of cash interest that could have accrued at the rate of cash interest in effect on the Amendment No. 7 Effective Date) on the Holdco Notes so long as such Restricted Payment is applied to service such accrued and unpaid cash interest payable under the Holdco Notes (the aggregate amount of such Restricted Payments made pursuant to this clause (ii) since the Amendment No. 8 Effective Date, the “Holdco Notes Interest Payments”) (it being understood and agreed that, in any event, no such consent of the Amendment No. 7 Required Revolving Lenders shall be required to make Restricted Payments under this Section 6.08(a)(xx) pursuant to any clause other than clause (a) or (b) of the definition of Available Amount)”

3.11    The proviso at the end of Section 6.08(xxiii) of the Credit Agreement is amended and restated in its entirety as follows:

“provided that the initial usage of any provision referred to in clauses (1), (2) and (3) immediately above in this clause (xxiii) shall be subject to the prior written consent of the Amendment No. 7 Required Revolving Lenders (such consent, the “Applicable Required Revolving Lenders RP Consent”); it being understood that (A) once the Applicable

Required Revolving Lenders RP Consent is granted, it shall be deemed granted for such usage of such basket or any other basket in such clauses (1) through (3) at the time of the Applicable Required Revolving Lenders RP Consent or thereafter and (B) Applicable Required Revolving Lenders RP Consent may include a provision that increases the Available Amount by an amount equal to the Holdco Notes Interest Payments. For the avoidance of doubt, the Applicable Required Revolving Lenders RP Consent has been granted in connection with Amendment No. 10 on the Amendment No. 10 Effective Date, and is deemed to have been granted at all times prior to the Amendment No. 10 Effective Date.”

3.12    Section 7.01(d) of the Credit Agreement is amended to (a) delete “and the Amendment No. 7 Extended Revolving Commitment Provisions” immediately following the first time the reference to “Section 6.12” appears in such Section 7.01(d), (b) add “or” immediately before clause (ii) and (c) delete the following clause (iii) immediately after the end of clause (ii) thereunder:

“or (iii) any Amendment No. 7 Extended Revolving Commitment Provision; provided that an Event of Default under such Amendment No. 7 Extended Revolving Commitment Provision shall not constitute an Event of Default for purposes of any Term Loan, any Initial Revolving Commitments or any Initial Revolving Loans unless and until the Amendment No. 7 Required Revolving Lenders have, after giving the Borrower ten days’ prior written notice of their intention to do so (provided that such notice shall not be required if, at the time of such default of such Amendment No. 7 Extended Revolving Commitment Provision, an Event of Default shall exist and be continuing under Section 7.01 (other than under Section 7.01(d)(ii) or (iii)), terminated the Amendment No. 7 Extended Revolving Commitments and declared all outstanding Amendment No. 7 Revolving Exposures to be immediately due and payable in accordance with this Agreement and such declaration has not been rescinded (the “Amendment No. 7 Standstill Period”); provided further that, for the avoidance of doubt, whether or not the the Amendment No. 7 Required Revolving Lenders have delivered such notice, such default shall still constitute an Event of Default with respect to Amendment No. 7 Extended Revolving Commitments, Amendment No. 7 Extended Revolving Loans and Amendment No. 7 Consenting Revolving Lenders (including without limitation for the purposes of Section 4.02 )”.

3.13    The last paragraph of Section 7.01 of the Credit Agreement is amended by changing the parenthetical after “then, and in every such event” to add “prior to the end of the Term Loan Standstill Period,” immediately before the first instance of “(x)” appearing therein.

3.14    The last paragraph of Section 7.01 of the Credit Agreement is amended by replacing the parenthetical after “with the consent of the Required Lenders may, and at the request of the Required Lenders shall” in its entirety with the following:

“(or, in respect of an Event of Default under Section 7.01(d)(ii) that has occured and is continuing prior to the expiration of the Term Loan Standstill Period, the Administrative Agent with the consent of the Required Revolving Lenders may, and at the request of the Required Revolving Lenders shall, and in such case only with respect to the Revolving Commitments, Revolving Loans, Swing Line Loans, and any Letters of Credit)”.

3.15    The last paragraph of Section 7.01 of the Credit Agreement is amended by replacing the parenthetical after “take either or both of the following actions, at the same or different times” in its entirety with the following:

“(except in the case of an event under paragraph (d) of this Section 7.01 to the extent relating to a failure to observe or perform the covenant under Section 6.12, the following actions may not be taken until the ability to exercise the Cure Right under Section 7.03 has expired (but may be taken as soon as the ability to exercise the Cure Right has expired and it has not been so exercised)).”

3.16    Section 9.02(g) of the Credit Agreement is amended to (a) delete “(i)” immediately after clause “(z)” thereunder” and (b) delete the following immediately before the end of the parenthetical:

“and (ii) only the consent of the Amendment No. 7 Required Revolving Lenders shall be necessary to amend or waive the terms and provisions of the Amendment No. 7 Extended Revolving Commitment Provisions and Section 7.01(d)(iii) (and related definitions as used in such Amendment No. 7 Extended Revolving Commitment Provisions and such Section 7.01(d)(iii), but not as used in other Sections of this Agreement)”.

Section 4.    Representations. Each Loan Party hereby represents and warrants that on the Amendment No. 10 Effective Date and after giving effect to the Amendments:

4.1    This Amendment No. 10 (and the transactions contemplated hereby to occur on the Amendment No. 10 Effective Date) has been duly authorized by all necessary corporate or other organizational action by each of the Loan Parties and constitutes, and each other Loan Document to which any Loan Party is a party has been duly authorized by all necessary corporate or other organizational action by such Loan Party, and each Loan Document constitutes, or when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of Holdco, the Borrower or such other Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.2    The execution, delivery and performance by the Loan Parties of the Loan Documents to which such Loan Parties are a party (a) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, in each case as of the Amendment No. 10 Effective Date, (ii) filings necessary to perfect Liens created under the Loan Documents, and (iii) those consents, approvals, negotiations, filings or other actions, the failure of which to obtain or make would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Organizational Document of Holdco, the Borrower or any other Loan Party, (c) will not violate any Requirement of Law applicable to Holdco or any Restricted Subsidiary, (d) will not violate or result in a default under any indenture, agreement or other instrument binding upon Holdco or any Restricted Subsidiary or their respective assets, or give rise to a right thereunder to require any payment to be made by Holdco or any Restricted Subsidiary or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation thereunder, in each case as of the Amendment No. 10 Effective Date, and (e) will not result in the creation or imposition of any Lien on any asset of Holdco or any Restricted Subsidiary, except Liens created under the Loan Documents and Liens permitted under Section 6.02 of the Credit Agreement, except in the cases of clauses (a), (c) and (d) above where such violations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 5.    Effectiveness of the Amendments. The Amendments shall become effective as of the first date (such date being referred to as the “Amendment No. 10 Effective Date”) when each of the following conditions shall have been satisfied (or waived) in accordance with the terms therein (it being understood that for the avoidance of doubt the Amendment No. 10 Effective Date shall have occurred on February 23, 2018):

(a)    This Amendment No. 10 shall have been executed and delivered by Holdco, the Borrower, the Subsidiary Loan Parties, the Administrative Agent, the Collateral Agent, each Amendment No. 10 Consenting Revolving Lender, each Amendment No. 7 Required Revolving Lender, the Issuing Bank and the Swingline Lender;

(b)    The Administrative Agent (or its counsel) shall have received Note(s) executed by the Borrower for each Revolving Lender that requests such Note(s) at least one Business Day prior to the Amendment No. 10 Effective Date.

(c)    The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 10 Effective Date) of Kirkland & Ellis LLP, counsel for the Loan Parties, in form and substance reasonably acceptable to the Administrative Agent. Each of Borrower and Holdco hereby requests such counsel to deliver such opinion.

(d)    The Administrative Agent shall have received: (i) a copy of each Organizational Document of the Borrower and Holdco, certified as of a recent date by the appropriate governmental official; (ii) signature and incumbency certificates of the officers of each Loan Party executing this Amendment No. 10; (iii) resolutions of the board of directors or similar governing body of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment No. 10 and the other documents to which such Loan Party is a party as of the Amendment No. 10 Effective Date, certified as of the Amendment No. 10 Effective Date by such Loan Party as being in full force and effect without modification or amendment; and (iv) a good standing certificate (to the extent such concept is known in the relevant jurisdiction) from the applicable Governmental Authority of Holdco’s and the Borrower’s respective jurisdiction of incorporation, organization or formation dated a recent date prior to the Amendment No. 10 Effective Date.

(e)    The Administrative Agent shall have received a certificate, dated the Amendment No. 10 Effective Date and signed by a Responsible Officer or the President or Vice President of Holdco, confirming compliance with the conditions set forth in paragraphs (g) and (h) of this Section 5.

(f)    The Administrative Agent shall have received from the Borrower, to the extent invoiced at least one Business Day prior to the Amendment No. 10 Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower under any Loan Document.

(g)    The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects, in each case at the time of and immediately after giving effect to this Amendment No. 10 (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects, as the case may be, as of such earlier date).

(h)    At the time of and immediately after giving effect to this Amendment No. 10, no Default or Event of Default shall have occurred and be continuing.

(i)    The Administrative Agent shall have received, for the account of each Amendment No. 10 Consenting Revolving Lender, upfront fees in an amount equal to 0.40% of such respective Revolving Lender’s commitment to provide Extended Revolving Commitments pursuant to this Amendment No. 10.

Section 6.    Reference to and Effect on the Loan Documents.

(a)    As of the Amendment No. 10 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended to reflect the amendments set forth in Sections 2 and 3 hereof. Each of the table of contents and lists of Exhibits to the Credit Agreement shall be deemed to be amended to reflect the amendments set forth in Sections 2 and 3 hereof as of the Amendment No. 10 Effective Date.

(b)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment No. 10 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Holdco, the Borrower, the Administrative Agent, the Collateral Agent or the Issuing Bank under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)    On and after the Amendment No. 10 Effective Date, this Amendment shall constitute an Extension Amendment and a Loan Document. Revolving Commitments of each Amendment No. 10 Consenting Revolving Lender shall constitute “Extended Revolving Commitments”. Revolving Loans of each Amendment No. 10 Consenting Revolving Lender shall constitute “Extended Revolving Loans”. Each Amendment No. 10 Consenting Revolving Lender shall constitute an “Extending Revolving Loan Lender” for purposes of the Credit Agreement and shall be a “Lender” for purposes of the Loan Documents.

Section 7.    Acknowledgement and Reaffirmation of Guarantors. The Guarantors acknowledge and consent to all terms and conditions of this Amendment No. 10 and agree that this Amendment No. 10 and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents, except as explicitly provided for herein. Each Guarantor hereby ratifies and confirms its obligations under the Loan Documents, including the Collateral Agreement and Guaranties and including, without limitation, its guarantee of the Obligations and its grant of the security interest in the Collateral (as defined in any applicable Security Documents) to secure the Obligations (including any Obligations resulting from the Amendment No. 10 Extended Revolving Commitments and Amendment No. 10 Extended Revolving Loans

Section 8.    Counterparts; Integration. This Amendment No. 10 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment No. 10 and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Loan Party, the Administrative Agent, the Collateral Agent, the Issuing Bank nor any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. Delivery of an executed counterpart of a signature page of this Amendment No. 10 by telecopy or electronic transmission (including Adobe pdf file) shall be effective as delivery of an original executed counterpart of this Amendment No. 10.

Section 9.    Governing Law.

(a)    This Amendment No. 10 shall be construed in accordance with and governed by the law of the State of New York, without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.

(b)    Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to any Loan Document against Holdco, the Borrower or their respective properties in the courts of any jurisdiction.

(c)    Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph (b) of this Section 9. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Each party to this Amendment No. 10 irrevocably consents to service of process in the manner provided for notices in Section 9.01 to the Credit Agreement. Nothing in any Loan Document will affect the right of any party to this Amendment No. 10 to serve process in any other manner permitted by law.

Section 10.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER

PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT NO. 10 BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 11.    Headings. Section headings and used herein are for convenience of reference only, are not part of this Amendment No. 10 and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment No. 10.

Section 12.    USA Patriot Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of Holdco and the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify Holdco and the Borrower in accordance with the Act.

Section 13.    Loss of FATCA Grandfathering. Solely for purposes of FATCA, from and after the Amendment No. 10 Effective Date, Holdco, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize Holdco, the Borrower and Administrative Agent to treat), the Credit Agreement and any Loans made thereunder (including any Loans already outstanding) as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Amendment No. 10 to Credit Agreement has been executed by the parties hereto as of the date first written above.

INFOR, INC., as Holdco

By:	/s/ Gregory Giangiordano
Name:	Gregory Giangiordano
Title:	President

INFOR (US), INC., as the Borrower

By:	/s/ Gregory Giangiordano
Name:	Gregory Giangiordano
Title:	President

INFOR PUBLIC SECTOR, INC.,
SENECA ACQUISITION SUBSIDIARY INC.,
INFOR (GA), INC., and
INFINIUM SOFTWARE, INC., as Subsidiary Loan Parties

By:	/s/ Gregory Giangiordano
Name:	Gregory Giangiordano
Title:	President

Signature Page to

Amendment No. 10 to Credit Agreement

BANK OF AMERICA, N.A., as the Administrative Agent and Collateral Agent

By:	/s/ Anthea Del Bianco
Name:	Anthea Del Bianco
Title:	Vice President

Signature Page to

Amendment No. 10 to Credit Agreement

BANK OF AMERICA, N.A., as the Issuing Bank, Swingline Lender

By:	/s/ David H. Strickert
Name:	David H. Strickert
Title:	Managing Director

Signature Page to

Amendment No. 10 to Credit Agreement

BANK OF AMERICA, N.A.,
as an Amendment No. 10 Consenting Revolving Lender and an Amendment No. 7 Required Revolving Lender

By:	/s/ Michael Roane
Name:	Michael Roane
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Signature Page to

Amendment No. 10 to Credit Agreement

CREDIT SUISSE AG CAYMAN ISLANDS BRANCH, as an Amendment No. 10 Consenting Revolving Lender and an Amendment No. 7 Required Revolving Lender

By:	/s/ John D. Toronto
Name:	John D. Toronto
Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

Signature Page to

Amendment No. 10 to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as an Amendment No. 10 Consenting Revolving Lender and an Amendment No. 7 Required Revolving Lender

By:	/s/ John G. Kowalczuk
Name:	John G. Kowalczuk
Title:	Executive Director

Signature Page to

Amendment No. 10 to Credit Agreement

Barclays Bank PLC,
as an Amendment No. 10 Consenting Revolving Lender and an Amendment No. 7 Required Revolving Lender

By:	/s/ Chris Walton
Name:	Chris Walton
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

Signature Page to

Amendment No. 10 to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC.,
as an Amendment No. 10 Consenting Revolving Lender and an Amendment No. 7 Required Revolving Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

Signature Page to

Amendment No. 10 to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as an Amendment No. 10 Consenting Revolving Lender and an Amendment No. 7 Required Revolving Lender

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

If a second signature is necessary:

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

Signature Page to

Amendment No. 10 to Credit Agreement

ROYAL BANK OF CANADA,
as an Amendment No. 10 Consenting Revolving Lender and an Amendment No. 7 Required Revolving Lender

By:	/s/ Sheldon Pinto
Name:	Sheldon Pinto
Title:	Authorized Signatory

Signature Page to

Amendment No. 10 to Credit Agreement

MORGAN STANLEY BANK, N.A.,
as an Amendment No. 10 Consenting Revolving Lender and an Amendment No. 7 Required Revolving Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page to

Amendment No. 10 to Credit Agreement

SCHEDULE I

REVOLVING COMMITMENTS

Lender	Commitment
Bank of America, N.A.	$36,000,000.00
Credit Suisse AG, Cayman Islands Branch	$17,333,333.33
JPMorgan Chase Bank, N.A.	$17,333,333.33
Barclays Bank PLC	$16,000,000.00
Morgan Stanley Senior Funding, Inc.	$10,797,333.34
Deutsche Bank AG New York Branch	$8,000,000.00
Royal Bank of Canada	$8,000,000.00
Morgan Stanley Bank, N.A.	$6,536,000.00

Total	$120,000,000.00